Exhibit 17

April 23, 2018

By Hand Delivery

Wynn Resorts, Limited

Attn: Kim Sinatra, Executive Vice President, General Counsel and Secretary
3131 Las Vegas Boulevard South
Las Vegas, NV 89109

Re:	Stockholder List Use Request Pursuant to Rule 14a-7 under the Securities Exchange Act of 1934, as amended

Dear Ms. Sinatra:

The undersigned stockholder, Elaine P. Wynn (the “Stockholder”), with a business address of 3800 Howard Hughes Parkway, Suite 960, Las Vegas, Nevada 89169, is the record owner of 9,539,077 shares (the “Shares”) of the Common Stock, par value $0.01 per share (the “Common Stock”), of Wynn Resorts, Limited, a Nevada corporation (the “Company”). The Stockholder intends to conduct a solicitation of proxies (the “Proxy Solicitation”) from the Company’s stockholders in connection with the 2018 Annual Meeting of Stockholders of the Company and at any adjournments, postponements and continuations thereof or at any other meeting of stockholders held in lieu thereof (the “Annual Meeting”).

Pursuant to Rule 14a-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Stockholder hereby requests that the Company provide to her the Company’s stockholder list and security position listings for the purpose of disseminating solicitation materials to the holders of the Common Stock. Unless specifically indicated otherwise, all references to “Rule” in this letter shall refer to the applicable “rule” promulgated under the Exchange Act.

For purposes of communicating the Company’s election under Rule 14a-7(b)(2) to comply with either paragraph (a)(2)(i) or paragraph (a)(2)(ii) of Rule 14a-7, please contact Kai Haakon E. Liekefett of Sidley Austin LLP, by hand delivery or mail at 787 Seventh Avenue, New York, New York 10019, by electronic mail to kliekefett@sidley.com, by telephone at (212) 839-8744, or by facsimile at (212) 839-5599. If the Company believes that this request is incomplete or otherwise deficient in any respect, please contact Mr. Liekefett immediately so that the Stockholder may promptly address any alleged deficiencies.

The Company is required by Rule 14a-7(a)(1) to deliver to the Stockholder within five (5) business days after receipt of this letter the following information:

1.       Notification of the Company’s election under Rule 14a-7(b)(2) as to whether the Company has elected to mail the solicitation materials or furnish the Stockholder with a stockholder list;

2.       A statement of the approximate number of record holders and beneficial holders of the Common Stock, separated by type of holder; and

Wynn Resorts, Limited
April 23, 2018

3.       The estimated cost of mailing a proxy statement, form of proxy or other communication to such holders, including to the extent known or reasonably available, the estimated costs of any bank, broker and similar person through whom the registrant has solicited or intends to solicit beneficial owners in connection with the 2018 Annual Meeting.

If the Company elects to mail the solicitation materials pursuant to Rule 14a-7(a)(2)(i), the Company is required to, among other things, send copies of any proxy statement, form of proxy, or other soliciting material, furnished by the Stockholder to the record holders of the Common Stock, including banks, brokers, and similar entities. A sufficient number of copies must be sent to banks, brokers and similar entities for distribution to all beneficial owners of the Common Stock. The Company shall send the aforementioned solicitation materials with reasonable promptness after the Stockholder’s tender of such materials to be sent, envelopes or other containers therefor, postage or payment for postage and other reasonable expenses of effecting such distribution.

If the Company elects to provide the Stockholder with a stockholder list pursuant to Rule 14a-7 (a)(2)(ii), the Company is required to deliver the following information to the Stockholder no later than five (5) business days after receipt of this letter:

1.       A reasonably current list of the names, addresses and security positions of the record holders of the Common Stock, including banks, brokers and similar entities;

2.       The most recent list of names, addresses and security positions of beneficial owners as specified in Rule 14a-13(b), in the possession, or which subsequently comes into the possession, of the Company;

3.       The names of stockholders at a shared address that have consented to delivery of a single copy of proxy materials to a shared address, if the Company has received written or implied consent in accordance with Rule 14a-3(e)(1); and

4.       If the Company has relied on Rule 14a-16, the names of the stockholders who have requested paper copies of the proxy materials for all meetings and the names of stockholders who, as of the date that the Company receives the request, have requested paper copies of the proxy materials only for the meeting to which the solicitation relates.

This information should be in the format normally used by the Company for providing such information to its proxy solicitor, accompanied by a printout of the information and any instructions as are necessary to make use of such information. The Company shall furnish the Stockholder with updated record holder information on a daily basis or, if not available on a daily basis, at the shortest reasonable intervals. However, the Company need not provide beneficial or record holder information more current than the record date for the Annual Meeting.

Pursuant to Rule 14a-7(c)(1), the Stockholder is the record holder of 9,539,077 shares of Common Stock, representing approximately 9.24% of the outstanding shares of Common Stock. Enclosed as Exhibit A please find copies of her share certificates. The Stockholder is aware of and will comply with her obligations under Rules 14a-7(d) and 14a-(7)(e).

Wynn Resorts, Limited
April 23, 2018

Attached hereto as Exhibit B is the declaration required by Rule 14a-7(c)(2) of the Exchange Act containing the attestations required by Rule 14a-7(c)(2)(i) and Rule 14a-7(c)(2)(ii).

Please acknowledge receipt of this letter and the enclosures by signing and dated the enclosed copy of this letter and returning it to the Stockholder in the enclosed envelope.

Very truly yours,

/s/ Elaine P. Wynn

Elaine P. Wynn

cc:	Kai H. Liekefett, Esq. Sidley Austin LLP

EXHIBIT A

COMMON STOCK

WYN 2103

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

12902

WYN0002103

WYNN RESORTS

COMMON STOCK

*****109362***

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 983134 10 7

WYNN RESORTS, LIMITED

THIS CERTIFIES THAT

*** RESTRICTED SECURITIES ***
ELAINE P WYNN
3131 LAS VEGAS BOULEVARD SOUTH
LAS VEGAS NV 89109-1967

*****109362***

4001694949

IS THE RECORD HOLDER OF **ONE HUNDRED NINE THOUSAND THREE HUNDRED SIXTY-TWO**

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

WYNN RESORTS, LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated: JANUARY 10, 2017
12902001766
ANJ1

WYNN RESORTS, LIMITED Corporate SEAL 2002 NEVADA

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY

[illegible]

[illegible]

WYNN RESORTS, LIMITED

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

UNIF TRF MIN ACT — .... Custodian (until age ....)
(Cust)
.... under Uniform Transfers
(Minor)
to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

X ______________________

X ______________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By______________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER.

COMMON STOCK

NUMBER

WYN 2087

12902

WYN0002087

WYNN RESORTS

COMMON STOCK

SHARES

*****142715***

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 983134 10 7

WYNN RESORTS, LIMITED

THIS CERTIFIES THAT

*** RESTRICTED SECURITIES ***
ELAINE P WYNN
3131 LAS VEGAS BOULEVARD SOUTH
LAS VEGAS NV 89109-1967

4001694949

*****142715*****
******142715****
*******142715***
********142715**
*********142715*
**********14271

IS THE RECORD HOLDER OF

ONE HUNDRED FORTY-TWO THOUSAND SEVEN HUNDRED FIFTEEN

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

WYNN RESORTS, LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated: JANUARY 11, 2016
12902001678
ANJ1

SECRETARY

WYNN RESORTS, LIMITED Corporate SEAL 2002 NEVADA

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, SUBJECT TO THE CORPORATION'S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO APPLICABLE EXEMPTION TO REQUIRE AN OPINION OF COUNSEL TO BE FURNISHED TO THE CORPORATION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE AND FOREIGN SECURITIES LAWS IS AVAILABLE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RIGHT OF FIRST REFUSAL PROVISION SET FORTH IN SECTION 11 OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 6, 2010. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

WYNN RESORTS, LIMITED

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... (Cust), Custodian .... (Minor) under Uniform Gifts to Minors Act .... (State)

UNIF TRF MIN ACT — .... (Cust) Custodian (until age ....) .... (Minor) under Uniform Transfers to Minors Act .... (State)

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER

12003,

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________

NOTICE. THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER.

EXHIBIT B

DECLARATION

STATE OF NEVADA	)
) ss:
COUNTY OF CLARK	)

Elaine P. Wynn (the “Stockholder”), being duly sworn, deposes and says under oath:

(i)  The Stockholder intends to solicit proxies (the “Proxy Solicitation”) from the holders of shares of common stock, $0.01 par value per share, of Wynn Resorts, Limited, a Nevada corporation (the “Company”), with respect to the proposals to be voted on at the 2018 Annual Meeting of Stockholders of the Company and any adjournments, postponements, reschedulings or continuations thereof or any meeting of stockholders held in lieu thereof (the “Annual Meeting”);

(ii)  The Stockholder further states that the security holder list information (the “List Information”) that will be provided by the Company to the Stockholder pursuant to the Stockholder’s letter of request dated April 23, 2018 and made pursuant to Rule 14a-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will not be used for any purpose other than to solicit the Company’ stockholders with respect to the Annual Meeting or action by written consent or authorization for which the Company is soliciting or intends to solicit or to communicate with stockholders with respect to a solicitation commenced by the Company; and

(iii)  The Stockholder will not disclose the List Information to any person other than an employee or agent of the Stockholder to the extent necessary to effectuate the communication or Proxy Solicitation.

B-1

This declaration is being made pursuant to Rule 14a-7(c)(2) under the Exchange Act.

/s/ Elaine P. Wynn
Elaine P. Wynn

SWORN TO AND SUBSCRIBED before me
this 23rd day of April, 2018.

Notary Public

B-2